Exhibit 10.8

QUOTA SHARE
REINSURANCE AGREEMENT

between

STANDARD SECURITY LIFE INSURANCE COMPANY OF NEW YORK
New York, New York
(herein referred to as the "Company")

and

INDEPENDENCE AMERICAN INSURANCE COMPANY
F.K.A. FIRST STANDARD SECURITY INSURANCE COMPANY
a Delaware corporation
(herein referred to as the "Reinsurer")

In consideration of the promises set forth in this Agreement, the parties agree as follows:

Article I -	SCOPE OF AGREEMENT

As a condition precedent to the Reinsurer's obligations under this Agreement, the Company shall cede to the Reinsurer the business described in this Agreement, and the Reinsurer shall accept such business as reinsurance from the Company.

This Agreement is comprised of General Articles I through XX and the Exhibit(s) listed below and each Exhibit which may be made a part of this Agreement.  The terms of the General Articles and of the Exhibit(s) shall determine the rights and obligations of the parties.  The terms of the General Articles shall apply to each Exhibit unless specifically amended therein.  In the event of termination of all the Exhibits made a part of this Agreement, the General Articles shall automatically terminate when the liability of the Reinsurer under said Exhibits ceases.

EXHIBIT A
Business Produced by CFE Management LLC

EXHIBIT B
Business Produced by Cox Insurance Group

EXHIBIT C
Business Produced by IndependenceCare Underwriting Services – Minneapolis LLC

EXHIBIT D
Business Produced by IndependenceCare Underwriting Services – Southwest L.L.C.

EXHIBIT E
Business Produced by National Underwriting Services

EXHIBIT F
Business Produced by Risk Assessment Strategies

EXHIBIT G
Business Produced by TRU Services LLC

EXHIBIT H
Business Produced by Voorhees Risk Management, LLC d.b.a. Marlton Risk Group

EXHIBIT I
Business Produced by Risk Based Solutions

EXHIBIT J
Business Produced by Majestic Underwriters, Inc.

EXHIBIT K
Business Produced by Medical Excess Underwriters LLC

EXHIBIT L
Business Produced by Medical Alliance Partnership

EXHIBIT M
Business Produced by IndependenceCare Underwriting Services – Tennessee LLC

EXHIBIT N
Business Produced by Olde City Underwriters

EXHIBIT O
Business Produced by ASG Risk Management, Inc.

EXHIBIT P
Business Produced by J.B. Murphy Associates LLC

EXHIBIT Q
Business Providing Benefits under the New York State Disability Benefits Law

EXHIBIT R
Business Produced by Niagara Re, Inc.

EXHIBIT S
Business Produced by the Company

EXHIBIT T
Business Produced by Cap Risk LLC

EXHIBIT U
Business Produced by Paradigm Insurance Group, Inc.

EXHIBIT V
Business Produced by Insurers Administrative Corporation

EXHIBIT W
Business Produced by Health Plan Administrators, Inc.

EXHIBIT X
Business Produced by Fringe Insurance Benefits, Inc.

EXHIBIT Y
Business Produced by Employers Direct Health, Inc.

EXHIBIT Z
Business Produced by Phoenix Excess Risk Underwriters, LLC

EXHIBIT AA
Business Produced by EyeMed VISION CARE, LLC

EXHIBIT BB
Business Produced by Group Benefit Services, Inc.

EXHIBIT CC
Business Produced by Insurance Mass Marketing Systems, Inc.

EXHIBIT DD
Business Produced by Alliance Underwriters, LLC

Article II -	PARTIES TO THE AGREEMENT

This Agreement is solely between the Company and the Reinsurer.  Performance of the obligations of each party under this Agreement shall be rendered solely to the other party. However, if the Company becomes insolvent, the liability of the Reinsurer shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY.  In no instance shall any insured of the Company or any claimant against an insured of the Company have any rights under this Agreement.  This Agreement shall be binding upon the parties hereto, their heirs and successors, if any.

Article III -	BASIS OF REINSURANCE

Automatic reinsurance as provided in this Agreement shall apply to benefits payable under all Policies issued according to the rates and underwriting rules in use by the Company and approved by the Reinsurer.  Any subsequent modifications must be acceptable to both the Company and the Reinsurer.

Subject to any limitations listed in this Article, the liabilities of the Reinsurer to the Company shall be determined in accordance with the Company's original Policies issued in connection with the coverage giving rise to reinsurance.  Upon request, the Company shall furnish the Reinsurer with a copy of the Policies under which reinsurance may be ceded under this Agreement.  The Company shall advise the Reinsurer of any changes in such Policy form that would increase or adversely affect the Reinsurer's liability.  The Reinsurer's approval shall be required before any such changes take effect.  The Reinsurer shall have the right to accept or exclude the change from coverage under the terms and conditions of this Agreement.  However, the Reinsurer must provide coverage and may not disapprove a change in such Policy form if such change is required for the Company to comply with legal requirements.

The Company will have final underwriting and binding authority on all business produced and covered hereunder.

Article IV -	GENERAL DEFINITIONS

(a)	The term “Policy” or “Policies” shall mean aggregate and specific stop loss insurance, provider excess insurance, and any other contracts issued to managed care organizations.

(b)	The term “Agreement Year” shall have the meaning set forth in the applicable Exhibit.

Article V -	TERRITORY

This Agreement shall only apply to Policies issued to insureds domiciled in the United States of America, its territories and possessions, Puerto Rico, and the District of Columbia.

Article VI -	REINSURANCE PREMIUM REPORTS AND REMITTANCES

The monthly reinsurance premium due the Reinsurer for reinsurance provided under this Agreement shall be as set forth in the section entitled REINSURANCE PREMIUM of each Exhibit attached hereto. The Reinsurer’s proportionate share of the Gross Collected Premium shall equal the fixed proportion percentage as indicated in Section 4 of each Exhibit.

Within 60 days after the end of each month, the Company shall report the premium due the Reinsurer, segregated by Exhibit and by Agreement Year.  The premium due the Reinsurer shall be submitted with this report.

ArticleVII -	ACCOUNTS AND SETTLEMENTS

The Company will furnish the Reinsurer with a summary account within 60 days after the close of each month showing, for each Exhibit and each Agreement Year:

(a)	Gross Written Premium

Premium for the business reinsured by the applicable Exhibit as stated in the Policy;

(b)	Gross Collected Premium

Gross Written Premium remitted to the Company to date;

(c)	Return Premium

Any premium returned to the employer group excluding premium refund.

(d)	Net Risk Premium

Gross Collected Premium less all Return Premium less ceding allowance.

(e)	Company Fee

Fee on Gross Collected Premium collected for each Agreement Year;

(f)	Losses and Loss Adjustment Expenses

Losses and loss adjustment expenses paid by the Company;

(g)	Claims Fund Balances

Net Risk Premium withheld for the funding of losses between monthly settlement periods in accordance with the section entitled CLAIMS FUND of the applicable Exhibit;

(h)	Incurred Losses

Losses and Loss Adjustment Expenses plus Loss Development Reserves plus Outstanding Loss Reserves.

(i)	Interest Earned on Claims Fund

Investment income credited to the Reinsurer by the Company for its proportional share of case balances held by the Company in accordance with the section entitled CLAIMS FUND of the applicable Exhibit.  For purposes of this Agreement, interest income will be determined by the actual interest earned on the account;

(j)	Loss Development Reserves

Reserves, including incurred but not reported losses for the current Agreement Year;

(k)	Outstanding Loss Reserves

Reserves for losses in the course of settlement and pended for the current Agreement Year;

In addition, the Company shall furnish such other information as may be required by the Reinsurer for the completion of the Reinsurer's monthly and annual statements.

Article VIII -	RESERVED

Article IX -	CLAIMS

All claims paid by the Company within the terms of its Policies, and otherwise within the terms of this Agreement, shall be binding upon the Reinsurer, and the Reinsurer agrees to pay its proportion of each such claim in accordance with the provisions of the applicable Exhibit, and strictly subject to the terms and conditions of this Agreement.

In the event of a claim against a Policy reinsured hereunder, the Reinsurer shall be liable for a share of claims adjustment expenses incurred by the Company in connection therewith proportionate to the Reinsurer's share of the loss (including litigation expenses and interest on judgments, but not including office expenses or salaries of the Company's regular employees).

Recoveries from subrogation, coordination of benefits, or similar means other than recoveries from underlying quota share reinsurance the Company may purchase on the amount it retains under this Agreement, shall first be deducted in determining the amount of loss subject to this Agreement.

In no event, except as for in the following sentence, shall the Reinsurer participate in ex gratia payments made by the Company.  The Company shall notify the Reinsurer of its intent to make an ex gratia payment as soon as practical.  The Reinsurer then has the obligation to notify the Company, in writing, of its decision to concur or not concur in the Company's intention.  If the Reinsurer concurs with the Company's intention, 100% of the ex gratia payment shall be considered a subject loss hereunder, and payment thereof will be shared by the Company and the Reinsurer in the proportions which govern this Agreement.

Article X -	CLAIMS AUDIT

The Company and the Reinsurer may, at any time, elect to appoint an independent auditor. This appointment shall be subject to approval by the Reinsurer.  Upon approval, the Reinsurer agrees to pay its proportionate share of the cost of such audit as well as its proportionate share of the final claim.

In the event that a claim may be recoverable hereon and the Company does not elect to appoint an independent auditor, the Reinsurer reserves the right to appoint an independent auditor to investigate the potential claim.  Should the Reinsurer appoint an independent auditor, all costs of this audit shall be borne by the Reinsurer.  The Company agrees that the amount of any claim subsequently recovered upon shall be based entirely on the audited figures irrespective of whether or not the independent auditor has reduced the initial claim.

Article XI -	OFFSET

The Company or the Reinsurer shall have, and may exercise at any time and from time to time, the right to offset any balance or balances, whether on account of premiums or on account of losses or otherwise, due from one party to the other under the terms of this Agreement or, in the event of the Insolvency of the Company.  However, in the event of the insolvency of either party hereto, offset will only be allowed in accordance with applicable state law.

Article XII -	INSPECTION OF RECORDS

The Company shall allow the Reinsurer to inspect, at reasonable times, the records of the Company relevant to the business reinsured under this Agreement, including the Company's files concerning claims, losses, or legal proceedings which involve or are likely to involve the Reinsurer.  The Reinsurer's right of inspection shall continue after the termination of this Agreement.

Article XIII -	EXTRA CONTRACTUAL OBLIGATIONS

In no event, except as for in the following paragraph, shall the Reinsurer participate in punitive or compensatory damages or statutory penalties (hereinafter called "Extra Contractual Obligations") which are awarded against the Company as a result of an act, omission, or course of conduct committed by or on behalf of the Company in connection with the insurance reinsured under this Agreement.

The Company shall notify the Reinsurer of any impending claim likely to involve Extra Contractual Obligations as soon as practical after the Company has been notified of such claim, and such notification shall include a suggested course of action or inaction for the Reinsurer's review.  The Reinsurer then has the obligation to notify the Company, in writing, of its decision to concur or not concur in the Company's suggested actions to be taken, or not taken.  If the Reinsurer concurs with the Company's action, 100% of the Extra Contractual Obligations shall be added to the Company's loss, if any, under the Policy involved, and payment of such awarded damages will be shared by the Company and the Reinsurer in the proportions which govern this Agreement.

The Company shall not participate in extra-contractual damages which are awarded as a result of an act, omission, or course of conduct committed solely by the Reinsurer in connection with the insurance reinsured under this Agreement.

For purposes of this provision, the following definitions shall apply:

(a)	"Punitive damages" are those damages awarded as a penalty, the amount of which is not governed nor fixed by statute.

(b)	"Statutory penalties" are those amounts which are awarded as a penalty but fixed in amount by statute.

(c)	"Compensatory damages" are those amounts awarded to compensate for the actual damages sustained and are not awarded as a penalty nor fixed in amount by statute.

The language of this Article shall be deemed effective only as and to the extent permitted by the law of any applicable jurisdiction.

An Extra Contractual Obligation shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the Policy.

Notwithstanding anything stated herein, this Agreement shall not apply to any Extra Contractual Obligation incurred by the Company as a result of any fraudulent and/or criminal act by a member of the board of directors, or by any officer, director or other employee of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense, or settlement of any claim covered hereunder.

Article XIV -	ERRORS AND OMISSIONS

Inadvertent delays, errors or omissions made in connection with this Agreement or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such delay, error or omission will be rectified as soon as possible after discovery.

Article XV -	CURRENCY

All retentions and limits hereunder are expressed in United States dollars and all premium and loss payments shall be made in United States currency.

Article XVI -	INSOLVENCY OF THE COMPANY

In the event of Insolvency of the Company, all reinsurance made, ceded, renewed or otherwise becoming effective under this Agreement shall be payable by the Reinsurer directly to the Company or to its liquidator, receiver, or statutory successor on the basis of the liability on the Company under the Policy or Policies reinsured without diminution because of  the insolvency of the Company.  It is understood, however that in the event of the insolvency of the Company, the liquidator  or receiver or statutory successor of the insolvent Company shall given written notice of the pendency of such claim the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the Company or its liquidator or statutory successor.

Article XVII -	ARBITRATION

All unresolved differences of opinion between the Company and the Reinsurer relating to this Agreement, including its formation and validity, shall be submitted to arbitration consisting of one arbitrator chosen by the Company, one arbitrator chosen by the Reinsurer, and a third arbitrator chosen by the first two arbitrators.

The party demanding arbitration shall communicate its demand for arbitration to the other party by registered or certified mail, identifying the nature of the dispute and the name of its arbitrator, and the other party shall then be bound to name its arbitrator within 60 days after receipt of the demand.

Failure or refusal of the other party to so name its arbitrator shall empower the demanding party to name the second arbitrator.  If the first two arbitrators are unable to agree upon a third arbitrator after the second arbitrator is named, each arbitrator shall name three candidates, two of whom shall be declined by the other arbitrator, and the choice shall be made between the two remaining candidates by drawing lots.  The arbitrators shall be impartial and shall be active or retired officers of life and/or health insurance or reinsurance companies.

The arbitrators shall adopt their own rules and procedures and are relieved from judicial formalities.  In addition to considering the rules of law and the customs and practices of the insurance and reinsurance business, the arbitrators shall make their award with a view to effecting the intent of this Agreement.

The decision of the majority of the arbitrators shall be in writing and shall be final and binding upon the parties.

Each party shall bear the cost of its own arbitrator and shall jointly and equally bear with the other party the expense of the third arbitrator and other costs of the arbitration.  In the event both arbitrators are chosen by one party, the fees of all arbitrators shall be equally divided between the parties.

The arbitration shall be held in New York at the times agreed upon by the arbitrators.

Article XVIII -	SEVERABILITY

If any part, term, or provision of this Agreement shall be held void, illegal, or unenforceable, the validity of the remaining portion or portions shall not be affected thereby.

Article XIX -	CONFIDENTIALITY

Except as otherwise provided herein, the Company and the Reinsurer each agree that all information communicated to it by the other, whether before the effective date or during the term of this Agreement, shall be used only for purposes of this Agreement, shall be received in strict confidence, and that no such information shall be disclosed by the recipient party, its agent or employees without the prior written consent of the other party.  Each party agrees to take all reasonable precautions to prevent the disclosure to outside parties of such information, except as may be necessary by reason of legal, accounting or regulatory requirements beyond the reasonable control of the Company or the Reinsurer as the case may be and except for disclosure to the Reinsurer's retrocessionaires.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate,

this 11th day of  November, 2007.

STANDARD SECURITY LIFE INSURANCE
COMPANY OF NEW YORK

/s/ David T. Kettig

Attest:	/s/ Alison Galante

and this 11th day of  November, 2007.

INDEPENDENCE AMERICAN INSURANCE
COMPANY
F.K.A FIRST STANDARD SECURITY
INSURANCE COMPANY

/s/ David T. Kettig

Attest:	/s/ Alison Galante

EXHIBIT A

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by CFE Management LLC.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

The term “Agreement Year” shall mean the twelve consecutive months commencing each January 1st through December 31st.  The first Agreement Year under this Agreement shall be the period from January 1, 2002 through December 31, 2002.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on January 1, 2002, and remain in force for until December 31, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of December 31, 2002 or any December 31 thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

A-1

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [1/1/02 to 12/31/02 5%, 1/1/03 to 12/31/03 15%]

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

A-2

EXHIBIT B

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by Cox Insurance Group.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

The term “Agreement Year” shall mean the twelve consecutive months commencing each January 1st through December 31st.  The first Agreement Year under this Agreement shall be the period from January 1, 2002 through December 31, 2002.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on January 1, 2002, and remain in force for until December 31, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of December 31, 2002 or any December 31 thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

B-1

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [1/1/02 to 12/31/02 5%, 1/1/03 to 12/31/04 15%, 1/1/05 to 12/31/07 25%].

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

B-2

EXHIBIT C

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by IndependenceCare Underwriting Services – Minneapolis LLC.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

The term “Agreement Year” shall mean the twelve consecutive months commencing each January 1st through December 31st.  The first Agreement Year under this Agreement shall be the period from January 1, 2002 through December 31, 2002.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on January 1, 2002, and remain in force for until December 31, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of December 31, 2002 or any December 31 thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

C-1

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [1/1/02 to 12/31/02 10%, 1/1/03 to 12/31/04 15%, 1/1/05 to 12/31/06 25%, 1/1/08 to12/31/09 30%].

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

C-2

EXHIBIT D

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by IndependenceCare Underwriting Services – Southwest L.L.C.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

The term “Agreement Year” shall mean the twelve consecutive months commencing each January 1st through December 31st.  The first Agreement Year under this Agreement shall be the period from January 1, 2002 through December 31, 2002.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on January 1, 2002, and remain in force until December 31, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of December 31, 2002 or any December 31 thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

D-1

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [1/1/02 to 12/31/02 10%, 1/1/03 to 12/31/04 15%, 1/1/05 to 12/31/06 25%].

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

D-2

EXHIBIT E

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by National Underwriting Services, Inc.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

The term “Agreement Year” shall mean the twelve consecutive months commencing each January 1st through December 31st.  The first Agreement Year under this Agreement shall be the period from January 1, 2002 through December 31, 2002.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on January 1, 2002, and remain in force until December 31, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of December 31, 2002 or any December 31 thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

E-1

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [1/1/02 to 12/31/02 5%, 1/1/03 to 12/31/04 15%, 1/1/05 to 12/31/08 25%].

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

E-2

EXHIBIT F

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by Risk Assessment Strategies.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

The term “Agreement Year” shall mean the twelve consecutive months commencing each January 1st through December 31st.  The first Agreement Year under this Agreement shall be the period from January 1, 2002 through December 31, 2002.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on January 1, 2002, and remain in force for until December 31, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of December 31, 2002 or any December 31 thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

F-1

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [1/1/02 to 12/31/02 5%, 1/1/03 to 12/31/03 15%, 1/1/04 to 12/31/04 25%, 1/1/05 to 12/31/05 28%, 1/1/06 to 12/31/11 30%; (except for business produced on behalf of Peoples Benefit Life Insurance Company which proportion shall be 20% effective 7/1/02 to 12/31/04, 23% effective 1/1/05 to 12/31/11)].

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

F-2

EXHIBIT G

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by TRU Services LLC.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

The term “Agreement Year” shall mean the twelve consecutive months commencing each January 1st through December 31st.  The first Agreement Year under this Agreement shall be the period from January 1, 2002 through December 31, 2002.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on January 1, 2002, and remain in force until December 31, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of December 31, 2002 or any December 31 thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

G-1

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [1/1/02 to 12/31/02 5%, 1/1/03 to 12/31/11 15% (except for business produced on behalf of Blue Shield of California which proportion shall be 11.25% effective 1/1/07 to 12/31/07, and 10%, effective 1/1/08 to 8/31/09].

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

G-2

EXHIBIT H

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by Voorhees Risk Management, LLC d.b.a. Marlton Risk Group, Inc.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

The term “Agreement Year” shall mean the twelve consecutive months commencing each January 1st through December 31st.  The first Agreement Year under this Agreement shall be the period from March 1, 2002 through February 28, 2003. The second Agreement Year under this Exhibit shall be the period from March 1, 2003 to December 31, 2003.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on March 1, 2002, and remain in force until December 31, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of December 31, 2003 or any December 31st thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

H-1

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [3/1/02 to 2/28/03 12.50%, 3/1/03 to 12/31/04 15%, 1/1/05 to 12/31/11 30% (except for business produced on behalf of Peoples Benefit Life Insurance Company which proportion shall be 15% effective 9/1/02 to 8/31/03.  For business produced by Fidelity Security Life Insurance Company such proportion shall be 15% effective 9/1/02 to 8/31/03].

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

H-2

EXHIBIT  I

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by Risk Based Solutions.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

The term “Agreement Year” shall mean the twelve consecutive months commencing each July 1st through June 30th.  The first Agreement Year under this Agreement shall be the period from July 1, 2002 through June 30, 2003.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on July 1, 2002, and remain in force until June 30, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of June 30, 2003 or any June 30th thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

I-1

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [7/1/02 to 6/30/04 15%].

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

I-2

EXHIBIT  J

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by Majestic Underwriters, Inc.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

The term “Agreement Year” shall mean the twelve consecutive months commencing each  July 1st  through June 30th ..  The first Agreement Year under this Agreement shall be the period from  July 1, 2002 through June 30, 2003.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on July 1, 2002, and remain in force until December  31, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of  June 30, 2003 or at any  December 31st  thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

J-1

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [7/1/02 to 6/30/05 15%, 7/1/05 to 12/31/11 20%, except for business produced by TIG Insurance Company which proportion shall be 15% effective 1/1/02 to 12/31/02].

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

J-2

EXHIBIT  K

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by Medical Excess Underwriters, LLC.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

The term “Agreement Year” shall mean the twelve consecutive months commencing each February 1st through January 31st.  The first Agreement Year under this Agreement shall be the period from February 1, 2002 through January 31, 2003.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on February 1, 2002, and remain in force until January 31, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of January 31, 2003 or any January 31 thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

K-1

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [2/1/02 to 1/31/03 5%, 2/1/03 to 12/31/06 15%]

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

K-2

EXHIBIT  L

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by Medical Alliance Partnership.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

The term “Agreement Year” shall mean the twelve consecutive months commencing each January 1st through December 31st.  The first Agreement Year under this Agreement shall be the period from January 1, 2002 through December 31, 2002.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on January 1, 2002, and remain in force until January 31, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of December 31, 2002 or any December 31 thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

L-1

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [1/1/02 to 12/31/02 5%, 1/1/03 to 12/31/04 15%, 1/1/05 to 12/31/06 25%]

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

L-2

EXHIBIT  M

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by IndependenceCare Underwriting Services - Tennessee LLC.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

The term “Agreement Year” shall mean the twelve consecutive months commencing each January 1st through December 31st.  The first Agreement Year under this Agreement shall be the period from January 1, 2002 through December 31, 2002.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on January 1, 2002, and remain in force until December 31, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of December 31, 2002 or any December 31 thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

M-1

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [1/1/02 to 12/31/02 10%, 1/1/03 to 12/31/04 15%, 1/1/05 to 12/31/07 25%]

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

M-2

EXHIBIT  N

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by Olde City Underwriters.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

The term “Agreement Year” shall mean the twelve consecutive months commencing each March 1st through February 28th (February 29th in leap years).  The first Agreement Year under this Agreement shall be defined as the period from March 1, 2002 through February 28, 2003.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on March 1, 2002, and remain in force until February 28, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of February 28, 2003 or any February 28th  (or February 29th in leap years) thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

N-1

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [3/1/02 to 2/28/03 12.5%]

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

N-2

EXHIBIT  O

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by ASG Risk Management, Inc.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

The term “Agreement Year” shall mean the twelve consecutive months commencing each June1st through May 31st.  The first Agreement Year under this Agreement shall be defined as the period from June 1, 2004 through May 31, 2005.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on June 1, 2004, and remain in force until May 31, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of May 31, 2005 or any May 31st thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

O-1

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [6/1/04 to 5/31/09 20%]

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

O-2

EXHIBIT  P

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by J. B. Murphy Associates LLC.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

The term “Agreement Year” shall mean the twelve consecutive months commencing each May 1st through April 30th.  The first Agreement Year under this Agreement shall be defined as the period from May 1, 2004 through April 30, 2005.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on May 1, 2004, and remain in force until December  31, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of any December 31st thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

P-1

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [5/1/04 to 12/31/09 30%]

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

P-2

EXHIBIT  Q

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Notwithstanding anything in the Agreement to the contrary, the following shall apply to business subject to this Exhibit.

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company’s liability in connection with policies providing benefits under the New York State Disability Benefits Law.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

(a)
The term “Agreement Year” shall mean the twelve consecutive months commencing each July 1st through June 30th.  The first Agreement Year under this Agreement shall be defined as the period from July 1, 2004 through June 30, 2005.

(b)	The term “Policy” or “Policies” shall mean policies covering benefits under the New York State Disability Benefits Law (“DBL”).

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on July 1, 2004, and remain in force until June 30, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of June 30, 2005 or any June 30th thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

On a quarterly basis, the Reinsurer obligates itself to accept a [up to 50%] quota share cession of all incurred losses, including Incurred But Not Reported (IBNR) claims, and any adjustments made thereto as determined by the Company for business covered herein as follows: [7/1/04 to 6/30/12 20%].  Within 15 days following the end of each quarter, the Company will supply the Reinsurer with a report showing the incurred losses and IBNR to date.

Section 5 – ACCOUNTS AND SETTLEMENTS

The Company will furnish the Reinsurer with a summary account within 15 days after the close of each month showing:

(a)	Gross Collected Premium

Gross Premium remitted to the Company to date;

(b)	Incurred Losses

Losses and Loss Adjustment Expenses plus Loss Development Reserves plus Outstanding Loss Reserves.

(d)	Loss Development Reserves

Reserves, including incurred but not reported losses for the current Agreement Year;

(e)	Outstanding Loss Reserves

Reserves for losses in the course of settlement and pended for the current Agreement Year;

In addition, the Company shall furnish such other information as may be required by the Reinsurer for the completion of the Reinsurer's monthly and annual statements.

Section 6  -  REINSURANCE PREMIUM, REPORTS

This Section 6 amends in its entirety Article VI – Reinsurance Premium Reports and Remittances.

On a quarterly basis, the Company shall pay to the Reinsurer its quota share of the premium collected for the business covered herein.  In addition, the Company shall report to the Reinsurer all premiums that are due but not yet collected.  Within 15 days following the end of each quarter, the Company will supply the Reinsurer with a report showing all premium collected as well as all premium due.

Section 7  -  CEDING ALLOWANCE

The Reinsurer shall allow the sum of (i) a ceding allowance to the Company of no more than 7% of Gross Collected Premium, (ii) taxes and assessments of 4% of Gross Collected Premium (or actual if higher) and (iii) actual Producer commissions paid by the Company.

EXHIBIT  R

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by Niagara Re, Inc.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

The term “Agreement Year” shall mean the twelve consecutive months commencing each January 1st through December 31st.  The first Agreement Year under this Agreement shall be defined as the period from January 1, 2005 through December 31, 2005.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on January 1, 2005, and remain in force until December 31, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of December 31, 2005 or any December 31st thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

R-1

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [1/1/05 to 12/31/09 25%]

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

R-2

EXHIBIT  S

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by the Company.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

The term “Agreement Year” shall mean the twelve consecutive months commencing each January 1st through December 31st.  The first Agreement Year under this Agreement shall be defined as the period from January 1, 2005 through December 31, 2005.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on January 1, 2005, and remain in force until December 31, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of December 31, 2005 or any December 31st thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

S-1

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [1/1/05 to 12/31/06 25%].

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

S-2

EXHIBIT  T

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by the Cap Risk LLC.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

The term “Agreement Year” shall mean the twelve consecutive months commencing each April 1st through December 31st.  The first Agreement Year under this Agreement shall be defined as the period from April 1, 2002 through March 31, 2003.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on April 1, 2002, and remain in force until December 31, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of December 31, 2005 or any December 31st thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

T-1

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [4/1/02 to 3/31/03 10%, 4/1/03 to 12/31/06 15%].

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

T-2

EXHIBIT  U

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by the Paradigm Insurance Group, Inc.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

The term “Agreement Year” shall mean the twelve consecutive months commencing each April 1st through March 31st.  The first Agreement Year under this Agreement shall be defined as the period from April 1, 2002 through March 31, 2003.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on April 1, 2002, and remain in force until December 31, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of the end of any Agreement Year thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

U-1

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [4/1/02 to 2/28/03 15%, 3/1/03 to 2/29/04 20%] .

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

U-2

EXHIBIT V

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business produced by Insurers Administrative Corporation.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

(a)           The term “Agreement Year” shall mean such period as the parties may from time to time determine; provided the first Agreement Year under this Agreement shall be the period from January 1, 2005 through December 31, 2005.

(b)           The term “Policy” or “Policies” shall mean policies providing employer small group major medical benefits.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on January 1, 2005, and remain in force until December  31, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of the end of any Agreement Year  thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the

Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [1/1/05 to 12/31/11 10% (except for (1) MUST I business which proportion shall be 15% effective 1/1/09 to 12/31/11, and (2) business produced by Companion Life Insurance Company which proportion shall be 5% effective 1/1/06 to 12/30/11)].

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all dividends, commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

EXHIBIT W

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by Health Plans Administrators, Inc.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

(a)           The term “Agreement Year” shall mean such period as the parties may from time to time determine; provided the first Agreement Year under this Agreement shall be the period from March 1, 2005 through February 28, 2006.

(b)           The term “Policy” or “Policies” shall mean policies providing individual short term major medical benefits.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on March 1, 2005, and remain in force until February  28, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of the end of any Agreement Year  thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the

W-1

Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [3/1/05 to 12/31/11 10%].

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all dividends, commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

W-2

EXHIBIT X

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by Fringe Insurance Benefits, Inc.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

(a)           The term “Agreement Year” shall mean such period as the parties may from time to time determine; provided the first Agreement Year under this Agreement shall be the period from July 1, 2006 through December 31, 2008.

(b)           The term “Policy” or “Policies” shall mean policies providing group limited benefit medical benefits.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on July 1, 2006, and remain in force until December 31, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of the end of any Agreement Year  thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the

X-1

Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [7/1/06 to 12/31/11 10%].

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all dividends, commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

X-2

EXHIBIT Y

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by Employers Direct Health, Inc.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

(a)           The term “Agreement Year” shall mean such period as the parties may from time to time determine; provided the first Agreement Year under this Agreement shall be the period from June  1, 2006 through December 31, 2006.

(b)           The term “Policy” or “Policies” shall mean policies providing group limited benefit medical benefits, aggregate and specific stop loss insurance, provider excess insurance, and any other contracts issued to managed care organizations.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on June 1, 2006, and remain in force until December  31, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of the end of any Agreement Year  thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

Y-1

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [10/1/07 to 12/31/11 50%].

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all dividends, commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

Y-2

EXHIBIT  Z

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by the Phoenix Excess Risk Underwriters, LLC.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

The term “Agreement Year” shall mean the twelve consecutive months commencing each January 1st through December 31st.  The first Agreement Year under this Agreement shall be defined as the period from January 1, 2006 through December 31, 2006.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on January 1, 2006, and remain in force until December 31, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of December 31, 2006 or any December 31st thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

Z-1

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [1/1/06 to 12/31/11 15%].

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

Z-2

EXHIBIT AA

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by EyeMed VISION CARE, LLC.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

(a)           The term “Agreement Year” shall mean such period as the parties may from time to time determine; provided the first Agreement Year under this Agreement shall be the period from August 1, 2006 through December 31, 2007.

(b)           The term “Policy” or “Policies” shall mean policies providing group vision care benefits.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on August 1, 2006, and remain in force until December 31, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of the end of any Agreement Year  thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

AA-1

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [8/1/06 to 12/31/11 5%].

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all dividends, commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

AA-2

EXHIBIT BB

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by Group Benefit Services, Inc.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

The term “Agreement Year” shall mean such period as the parties may from time to time determine; provided the first Agreement Year under this Agreement shall be the period from April 1, 2008 through April 1, 2009.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on April 1, 2008, and remain in force until April 1, 2009, but the Reinsurer shall have the right to terminate this Exhibit as of the end of any Agreement Year  thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

BB-1

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [4/1/08 to 4/1/09 10%].

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all dividends, commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

BB-2

EXHIBIT CC

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by Insurance Mass Marketing Systems, Inc.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

The term “Agreement Year” shall mean such period as the parties may from time to time determine; provided the first Agreement Year under this Agreement shall be the period from October 1, 2007 through December 31, 2008.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on October 1, 2007, and remain in force until December 31, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of the end of any Agreement Year  thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

CC-1

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [10/1/07 to 12/31/08 15%].

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all dividends, commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

CC-2

EXHIBIT DD

Attached to and made a part of
Agreement of Reinsurance
(the “Agreement”)

Section 1  -  BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall solely apply to the Company's liability in connection with business directly produced by Alliance Underwriters, LLC.

Section 2  -  DEFINITIONS

Except as otherwise defined in this Exhibit, defined terms used herein shall have the meanings ascribed thereto in the Agreement.

The term “Agreement Year” shall mean such period as the parties may from time to time determine; provided the first Agreement Year under this Agreement shall be the period from January 1, 2010 through December 31, 2010.

Section 3  -  COMMENCEMENT AND TERMINATION

This Exhibit shall apply to Policies issued or renewed by the Company or its representative at or after 12:01 A.M. Eastern Standard Time on January 1, 2010, and remain in force until December 31, 2014, but the Reinsurer shall have the right to terminate this Exhibit as of the end of any Agreement Year  thereafter by giving at least 90 days written notice by certified or registered mail.

In the event either party terminates this Exhibit in accordance with the paragraph above, the Reinsurer shall participate in all Policies ceded within the terms of this Exhibit, including those written or renewed by the Company after receipt of notice of cancellation but prior to termination, and shall remain liable for all cessions in force at termination of this Exhibit.  However, the liability of the Reinsurer shall cease with respect to losses occurring subsequent to the first anniversary, natural expiration or cancellation of each Policy ceded, but not to extend beyond twelve months after such termination.

If any Policy issued by the Company and covered by this Exhibit is terminated, the reinsurance shall also be terminated with respect to such Policy, subject, however, to any liability of the Company under the terminated Policy not to extend beyond the contractual obligations of such Policy.

DD-1

In the event of non-payment of Reinsurance Premiums due under this Exhibit, the Reinsurer shall have the right to terminate reinsurance under this Exhibit.  If the Reinsurer elects to exercise its right of termination under such conditions, i.e., for nonpayment of premiums only, the Reinsurer shall give the Company 30 days' prior written notice by certified or registered mail of its intention to terminate such reinsurance.  If all Reinsurance Premiums in arrears, including any which may become due during the 30 day period are not received by the Reinsurer before the expiration of such period, this Exhibit will be considered terminated on the date for which premiums were last paid, and the liability of the Reinsurer shall cease with respect to losses occurring after such date.

Section 4  -  RETENTION AND LIMIT

The Reinsurer will accept a fixed proportion of [up to 50%] of the Company's loss on the first $1,000,000 on behalf of the Company under each and every Policy subject to this Agreement, as follows: [1/1/10 to 12/31/11 15%].

Section 5  -  REINSURANCE PREMIUM

The Reinsurer shall receive its proportionate share of the Gross Collected Premium received by the Company less all Return Premiums as respect Policies attaching during the Agreement Year.

Section 6  -  CLAIMS FUND

The Company shall establish a Claims Fund account for each Agreement Year.  The Claims Fund account shall be funded by receiving monthly transfers of Net Risk Premium from the Premium account.  These transfers shall be in proportion to the split of risk between the Company and the Reinsurer.  If Net Risk Premium is deficient in any month, the Company will notify the Reinsurer of such deficiency and the Reinsurer shall remit sufficient amount into the Claims Fund account in order to bring the Claims Fund to its agreed upon amount.  The balance for this account shall be maintained at a level as determined by the Company.

Any interest earned and account charges incurred on this account shall be shared by the Company and the Reinsurer in proportion to their percentage of risk.

It is further agreed that in the event that the amount of Net Risk Premium in any given accounting period exceed the requirements of the Claims Fund account, such excess shall be forwarded by the Company to the Reinsurer according to the terms of this Agreement.

Section 7  -  CEDING ALLOWANCE

Shall be as agreed to by the Reinsurer and the Company.  The ceding allowance includes provision for all dividends, commissions and taxes and all other expenses of whatever nature, except loss adjustment expenses.

DD-2